Transamerica Axiom NY Variable Annuity

Issued by

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA BNY

Supplement dated May 12, 2023

to the

Prospectus

and

Updating Summary Prospectus

Dated May 1, 2023

Effective on May 1, 2023 based on changes to the underlying portfolios, the Portfolio Company Appendix is revised to reflect the following changes:

Current Portfolio Name	New Portfolio Name	Current Subadvisor	New Subadvisor
Transamerica Rothschild & Co Large Cap Value VP	Transamerica Great Lakes Advisors Large Cap Value VP	Rothschild & Co Asset Management US Inc	Great Lakes Advisors, LLC

There is no change to the portfolio’s investment objective.

This Supplement updates certain information in the above referenced Prospectus, Initial Summary Prospectus, and/or Updating Summary Prospectus (“the Prospectus”). Except as indicated in this Supplement, all other information included in the Prospectus remains unchanged. We will send you another copy of the applicable Prospectus or any supplement without charge upon request. Please contact our Administrative Office referenced in the Prospectus.

This Supplement must be accompanied or preceded by the applicable Prospectus.

Please read this Supplement carefully and retain it for future reference.